UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549

                                   FORM 8-K

                                CURRENT REPORT
    Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


       Date of Report (Date of earliest event reported) November 9, 2004


                            MCLEODUSA INCORPORATED
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            (Exact name of registrant as specified in its charter)


       DELAWARE                      0-20763                   42-1407240
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(State or other jurisdiction     (Commission                 (IRS Employer
   of incorporation)              File Number)             Identification No.)


          McLeodUSA Technology Park, 6400 C Street SW, P.O. Box 3177,
                           Cedar Rapids, IA 52406-3177
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          (Address of principal executive offices)           (Zip Code)


Registrant's telephone number, including area code (319) 364-0000


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        (Former name or former address, if changed since last report.)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))



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ITEM 2.02  Results of Operations and Financial Condition

On November 9, 2004, we announced our financial and operating results for the fiscal quarter ended September 30, 2004, and certain other information, in a press release, a copy of which is attached hereto as Exhibit 99.1.

The information furnished pursuant to this Current Report on Form 8-K (including the exhibit hereto) shall not be considered "filed" under the Securities Exchange Act of 1934, as amended, nor shall it be incorporated by reference into our future filings under the Securities Act of 1933, as amended, or under the Securities Exchange Act of 1934, as amended, unless we expressly set forth in such future filing that such information is to be considered "filed" or incorporated by reference therein.


ITEM 9.01  Financial Statements and Exhibits

(c) Exhibits

Exhibit No.     Exhibit
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   99.1         Press Release, dated November 9, 2004


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                                  SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                 MCLEODUSA INCORPORATED
                                                 (Registrant)


                                                 /s/ G. Kenneth Burckhardt
Date: November 9, 2004                           -----------------------------
                                                 By:  G. Kenneth Burckhardt
                                                 Its: Executive Vice President
                                                      and Chief Financial
                                                      Officer

                                 Exhibit Index


Exhibit No.     Exhibit
-----------     -------

   99.1         Press Release, dated November 9, 2004